                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 23, 2006
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                               AmCOMP INCORPORATED
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             (Exact name of registrant as specified in its charter)

        Delaware                         000-51767                 65-0636842
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(State or other jurisdiction            (Commission              (IRS Employer
      of incorporation)                File Number)           Identification No.)

  701 U.S. Highway One, North Palm Beach, Florida                   33408
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    (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (561) 840-7171
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
Securities Act (17 CFR 230.425)

         |_|      Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         |_|      Pre-commencement  communications  pursuant  to  Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         |_|      Pre-commencement  communications  pursuant  to  Rule  13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01.    NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
              OR STANDARD; TRANSFER OF LISTING

         On August 23, 2006,  AmCOMP  Incorporated  (the  "Company")  received a
Nasdaq  Staff  Determination  letter  indicating  that  the  Company  is  not in compliance with the filing  requirements  for continued  listing as set forth in
Nasdaq  Marketplace  Rule  4310(c)(14)  due to its delay in filing its Quarterly
Report  on Form 10-Q for the  quarter  ended  June 30,  2006.  As a result,  the
Company's  shares are subject to delisting  from the Nasdaq Global  Market.  The
Company plans to request a hearing before a Nasdaq Listing  Qualifications Panel
(the  "Panel")  to appeal the Staff  Determination.  Pending a  decision  by the
Panel,  the  Company's  common  stock will  continue  to be listed on the Nasdaq
Global Market.  On August 25, 2006, the Company issued a press release  attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

         Exhibit No.       Exhibits
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         99.1              Press Release dated August 25, 2006.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMCOMP INCORPORATED

Dated: August 25, 2006                    By: /s/ Kumar Gursahaney
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                                              Name:    Kumar Gursahaney
                                              Title:   Senior Vice President and
                                                       Chief Financial Officer